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                                                                   EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

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                                                                                          STATE OF INCORPORATION
                                                                                          OR FOREIGN JURISDICTION
                                                                                              OF ORIGINATION
                                                                                          -----------------------
PRG-Schultz Australia, Inc.                                                                       Georgia
   Cost Recovery Professional PTY LTD                                                            Australia
   Profit Recovery Professional PTY LTD                                                          Australia
PRG-Schultz Belgium, Inc.                                                                         Georgia
PRG-Schultz Canada, Inc.                                                                          Georgia
   PRG-Schultz Canada Corp.                                                                       Canada
The Profit Recovery Group Germany, Inc.                                                           Georgia
   PRG-Schultz (Deutschland) Gmbh                                                                 Germany
PRG-Schultz France, Inc.                                                                          Georgia
The Profit Recovery Group Mexico, Inc.                                                            Georgia
   The Profit Recovery Group Holdings Mexico, S de RL de CV                                        Mexico
        The Profit Recovery Group Servicios Mexico, S de RL de CV                                  Mexico
        The Profit Recovery Group de Mexico, S de RL de CV                                         Mexico
PRG-Schultz USA, Inc.                                                                             Georgia
   PRGRS, Inc.                                                                                   Delaware
        PRGLS, Inc.                                                                              Delaware
The Profit Recovery Group Netherlands, Inc.                                                       Georgia
   PRG-Schultz Nederland, B.V.                                                                  Netherlands
The Profit Recovery Group New Zealand, Inc.                                                       Georgia
The Profit Recovery Group Asia, Inc.                                                              Georgia
   PRG-Schultz International PTE LTD                                                             Singapore
        PRG-Schultz Suzhou' Co. Ltd                                                                China
The Profit Recovery Group South Africa, Inc.                                                      Georgia
The Profit Recovery Group Switzerland, Inc.                                                       Georgia
PRG International, Inc.                                                                           Georgia
        PRGFS, Inc.                                                                               Delaware
The Profit Recovery Group Italy, Inc.                                                             Georgia
        PRG-Schultz Italia SRL                                                                     Italy
The Profit Recovery Group Spain, Inc.                                                             Georgia
PRG Holding Co. (France) No. 1, LLC                                                              Delaware
PRG Holding Co. (France) No. 2, LLC                                                              Delaware
PRG-Schultz Japan, Inc.                                                                           Georgia
PRG-Schultz Puerto Rico, Inc.                                                                     Georgia
The Profit Group Costa Rica, Inc.                                                                 Georgia
PRG USA, Inc.                                                                                     Georgia
PRG-Schultz Norway, Inc.                                                                          Georgia
PRG-Schultz Portugal, Inc.                                                                        Georgia
PRG International CR s.r.o.                                                                   Czech Republic
PRG-Schultz Colombia Ltda                                                                        Colombia
PRG-Schultz Svenska A.B.                                                                          Sweden
PRG-Schultz Venezuela S.R.L.                                                                     Venezuela
HS&A Acquisition UK, Inc.                                                                          Texas
        PRG-Schultz UK, Ltd.                                                                  United Kingdom
Howard Schultz & Associates (Asia) Limited                                                       Hong Kong
HS&A International PTE LTD                                                                       Singapore
PRG-Schultz (Thailand) Co., Limited                                                              Thailand
Howard Schultz de Mexico, S.A. de C.V.                                                            Mexico
PRG-Schultz Insurance Limited                                                                     Bermuda
Profit Recovery Brasil Ltda                                                                       Brazil
The Profit Recovery Group Argentina, S.A.                                                        Argentina
Meridian Corporation Limited                                                                      Jersey
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
    JA Ewing, Inc.                                                                               New York
    Meridian VAT Reclaim Operations Limited                                                       Ireland
        Meridian VAT Processing (N. America) Limited                                              Ireland
              Meridian VAT Reclaim, Inc.                                                         Delaware
              Meridian VAT Reclaim Canada, Inc.                                                   Canada
        Meridian VAT Processing (International) Limited                                           Ireland
              Meridian Sverige AB                                                                 Sweden
              Meridian VAT Reclaim Services Limited                                           United Kingdom
              Meridian VAT Reclaim France, S.A.R.L.                                               France
              Meridian VAT Reclaim Hong Kong Limited                                             Hong Kong
              Meridian VAT Reclaim (Pty) Limited                                               South Africa
                   VATClaim International (Pty) Limited                                        South Africa
              Meridian VAT Reclaim (India) Private Limited                                         India
              Meridian VAT Reclaim (UK) Limited                                               United Kingdom
                   VAT Claim International (UK) Limited                                       United Kingdom
                   Meridian VAT Reclaim (Australia PTY) Limited                                  Australia
              Meridian VAT Reclaim (Schweiz) AG                                                 Switzerland
              Meridian, Inc.                                                                       Japan
                   Meridian VAT Reclaim Korea Company Limited                                      Korea
              Meridian VAT Reclaim GmbH                                                           Germany
        Meridian VAT Processing (Japan) Limited                                                   Ireland
PRG-hultz Chile, Inc.                                                                              Chile
PRG-Polska Sp. Zo. O.                                                                             Poland
PRG-Schultz Ireland Limited                                                                       Ireland
Vatclaim International (Ireland) Limited                                                          Ireland
Tamebond Limited                                                                              United Kingdom
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